UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 29, 2025

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1358

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     ☐

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2025, Escalade, Incorporated ("Escalade") issued the press release attached hereto as Exhibit 99.1 announcing financial information regarding Escalade's third quarter and year to date results for 2025.

The information under this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 5 – Corporate Governance and Management

Item 5.02(b) and (c) – Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2025, Escalade, Incorporated (“Escalade” or the “Company”) announced that Patrick J. Griffin, the Company’s Vice President, Corporate Development and Investor Relations and a Director, has been appointed as the Company’s Interim President and Chief Executive Officer effective October 29, 2025. Mr. Griffin replaces Armin Boehm, who resigned as of the same date.

Mr. Griffin, age 56, has served as Director at Escalade and Vice President, Corporate Development and Investor Relations for Escalade since August 2012. Prior to that, Mr. Griffin served as President of Martin Yale Group, a former subsidiary of Escalade. Mr. Griffin has held various other roles at Escalade since 2002. There are no arrangements or understandings pursuant to which Mr. Griffin was selected for this position and Mr. Griffin has no family relationship with any other executive officer or Director of Escalade. Mr. Griffin also has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has not yet determined any changes to Mr. Griffin’s compensation and will file an amendment to this report describing any such changes that occur after the date of this report.

Additional information regarding Mr. Griffin, Mr. Boehm, their compensation, and the Company’s compensation plans and programs is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2025.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On October 30, 2025, the Company issued a press release announcing the matters disclosed above in Item 5.02. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 and the Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Section 8 – Other Events

Item 8.01 Other Events.

On October 29, 2025, the Board of Directors of Escalade approved a quarterly dividend of fifteen cents $0.15 per share would be paid to all shareholders of record on January 5, 2026 and disbursed on January 12, 2026.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit	Description

99.1	Press release dated October 30, 2025 Third Quarter 2025 Results
99.2	Press release dated October 30, 2025 Executive Management Change
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025	ESCALADE, INCORPORATED By: /s/ STEPHEN R. WAWRIN Stephen R. Wawrin, Vice President and Chief Financial Officer

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